As filed with the Securities and Exchange Commission on August 3, 2005

SCHEDULE 14A
RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]	Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Rule 14a-12

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2005

TO THE SHAREHOLDERS OF
    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the “Meeting”) of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), One Financial Center, Boston, Massachusetts, 02111, on Tuesday, September 13, 2005 at 10:00AM for the following purposes:

(1)	To elect a Board of Trustees of the Fund to serve for the ensuing year, and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Fund’s Board has fixed the close of business on July 15, 2005 as the record date for the determination of Shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for the Fund. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

By Order of the Board of Trustees /s/ BRIAN D. STEWART Secretary of The Massachusetts Health & Education Tax-Exempt Trust

Plainsboro, New Jersey
Dated: August 3, 2005

PROXY STATEMENT DATED AUGUST 9, 2005

PROXY STATEMENT

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETING OF SHAREHOLDERS

September 13, 2005

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Massachusetts Health &Education Tax-Exempt Trust (the “Fund”), to be voted at the 2005 Annual Meeting of Shareholders (the “Meeting”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), One Financial Center, Boston, Massachusetts 02111, on Tuesday, September 13, 2005, at 10:00AM. The approximate mailing date of this Proxy Statement is August 9, 2005.

        All properly executed proxies received prior to the Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

        1. “FOR” the election of the Trustee nominees of the Fund.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Trustees of the Fund has fixed the close of business on July 15, 2005 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 2,337,586 Shares and 200 APS. To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of five percent or more of the Fund’s outstanding Shares or five percent or more of the outstanding APS of the Fund. This Proxy Statement is being provided to the holders of Shares and APS, of the Fund.

        The Board of Trustees of the Fund knows of no business other than mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF TRUSTEES

        At the Meeting of the Fund, the Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are Thomas H. Green, III, James F. Carlin, III, Walter B. Prince, Edward M. Murphy, James M. Storey and Frank Nesvet (collectively, the “Trustee Nominees”).

        (1) All properly executed proxies of the holders of APS, voting separately as a class, will be voted “FOR” the two (2) Trustee Nominees listed in the chart below to be elected by the holders of APS; and

        (2) All properly executed proxies of the holders of Shares and APS, voting together as a single class, will be voted “FOR” the four (4) Trustee Nominees listed in the chart below to be elected by the holders of Shares and APS:

APS Trustee Nominees	Other Trustee Nominees
Thomas H. Green, III	Walter B. Prince
James F. Carlin, III	Edward M. Murphy James M. Storey Frank Nesvet

        The Board knows of no reason why any of the Trustee Nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Fund’s Board of Trustees may recommend.

Biographical Information

        Certain biographical and other information relating to the Trustee Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address* and Age	Position(s) Held with Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee Nominee	Public Directorships
Thomas H. Green, III† (45)	Trustee	One Year Trustee since 1993	Managing Director, Citigroup (formerly Salomon Smith Barney (“SSB”), since 2002. Formerly, Director in SSB, Public Finance Department (1998-2001). Formerly, First Assistant Attorney General for The Commonwealth of Massachusetts (1992-1998). Previously, Vice President, Public Finance, First Boston Corporation.	One	None

†	Mr. Green is an “interested person” because of his affiliation with a brokerage firm, Citigroup.
*	The address of each Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

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        Certain biographical and other information relating to the Trustee Nominees of the Fund who are not “interested persons,” as defined in the Investment Company Act, and who are “independent” as defined in the listing standards of the American Stock Exchange (“AMEX”), with respect to the Fund (“non-interested Trustees”) is set forth below. Each non-interested Trustee Nominee is a member of the Fund’s Audit Committee and Nominating Committee.

Name, Address* and Age	Position(s) Held with Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee Nominee	Public Directorships
James F. Carlin, III (41)	Trustee	One Year Trustee since 2003	Executive Vice President, Managing Partner, Crosspoint Associates, Inc. (real estate management and development) since 1993. Board of Directors, Chart Bank 1996-2004. Principal of Alpha Analytical Inc. since 2000. Former Director of Carlin Insurance.	One	None

Walter B. Prince (56)	Chairman and Trustee	One Year Trustee since 1993	Partner of the law firm of Prince, Lobel, Glovsky & Tye LLP, since 1988. Board of Directors, One United Bank. Board of Directors, Ford Hall Forum (Non-profit organization).	One	None

Edward M. Murphy (57)	Trustee	One Year Trustee since 1993	President and Chief Executive Officer, National Mentor, Inc. since 2004. Formerly, President and Chief Executive Officer, Alliance Health, Inc. (1998-2004). Board of Directors, National Mentor Holdings since 2004. Board of Directors, Justice Resource Institute since 1991. Board of Directors, Alliance Health, Inc. from 1998 to 2004.	One	None

Frank Nesvet** (62)	Trustee	One Year Trustee since 2004	Chief Executive Officer, Libra Group, Inc. since 1998. Managing Director, Senior Vice President, CFO and Fund Treasurer, New England Funds (1993-1998). Board of Trustees, Street Tracks Series Trust since 2000. Board of Directors, Jefferson Pilot Variable Fund, since 2002.	One	Director of Jefferson Pilot Variable Fund, Inc.; Trustee of street TRACKS Index Shares Funds, street TRACKS Series Trust

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Name, Address* and Age	Position(s) Held with Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Trustee Nominee	Public Directorships
James M. Storey (74)	Trustee	One Year Trustee since 1993	Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Director of U.S. Charitable Gift Trust.	One	Trustee of the SEI Investments Funds (consisting of 119 portfolios).

*	The address of each Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Audit Committee.

Committees and Board Meetings

        The Board maintains a standing Audit Committee and a standing Nominating Committee, each of which consists of all of the non-interested Trustees. Currently, Messrs. Prince, Carlin, Murphy, Nesvet and Storey are members of the Fund’s Audit Committee and Nominating Committee.

       Audit Committee

        The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        The Fund has adopted a written charter for the Audit Committee, which is attached as Exhibit B to this Proxy Statement. The Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for the Fund. The Audit Committee has discussed with D&T, such firm’s independence with respect to the Fund and certain matters required to be

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discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

        The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to Shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Fund. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Trustees that the Fund’s audited financial statements for the 2004 fiscal year ended December 31, 2004 be included in the Fund’s Annual Report to Shareholders.

       Nominating Committee

        The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Fund Shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Board adopted a written Charter of the Nominating Committee, a copy of which is attached hereto as Exhibit C.

        In identifying and evaluating a potential nominee to serve as a non-interested Trustee of the Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to the listing standards of the AMEX; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Trustee. The Nominating Committee did not meet in 2004.

Trustee Attendance at Shareholder Meetings

        The Fund has no formal policy regarding Trustee attendance at shareholder meetings. Frank Nesvet, Edward M. Murphy, James M. Storey, James F. Carlin III, and Thomas H. Green, III attended the 2004 Annual Meeting of Shareholders.

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Committee and Board of Trustees Meetings

        During the Fund’s last fiscal year, each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served.

Shareholder Communications

        Shareholders may send written communications to a Fund’s Board of Trustees or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information - Shareholder Proposals” herein.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the officers and Trustees of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”). Officers, Trustees and greater than ten percent Shareholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        The Fund considers Mr. Green to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, based on his current position with Citigroup.

Compensation of Trustees

        The fees and expenses of Trustees who are not members of FAM will be paid by the Fund. These Trustees are currently compensated at the rate of $5,000 annually. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. For the fiscal year ended December 31, 2004, no reimbursements for out-of-pocket expenses were made. During the fiscal year ended December 31, 2004, Trustees were paid fees aggregating $30,000. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2004:

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Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
James F. Carlin, III	$5,000	none	none	$5,000
Thomas H. Green, III	$5,000	none	none	$5,000
Edward M. Murphy	$5,000	none	none	$5,000
Frank Nesvet*	$5,000	none	none	$5,000
Walter B. Prince	$5,000	none	none	$5,000
James M. Storey	$5,000	none	none	$5,000

*	Mr. Nesvet became a Trustee on January 22, 2004.

Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Exhibit A to this Proxy Statement. Officers of the Fund are elected and appointed by the Board of Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

Ownership of Common Shares and APS by Trustee Nominees as of the Record Date

        Information relating to the share ownership, if any, by the Trustee Nominees as of the Record Date is set forth in the chart below.

Trustee Nominee	Aggregate Dollar Range of Equity in the Trust	Aggregate Dollar Range of Securities in all FAM/MLIM-Advised Funds Overseen by each Trustee Nominee in the Merrill Lynch Family of Funds
Interested Trustee
Thomas H. Green, III	$10,001-$50,000	$10,001-$50,000
Non-Interested Trustees
James F. Carlin, III	$10,001-$50,000	$10,001-$50,000
Edward M. Murphy	$1-$10,000	$1-$10,000
Frank Nesvet	None	None
Walter B. Prince	$1-$10,000	$1-$10,000
James M. Storey	$1-$10,000	$1-$10,000

        As of July 15, 2005, no officer of the Trust owned any of the Trust’s Common Shares or APS. As of that date, no Trustee of the Fund owned any shares of the Trust’s APS.

        As of the Record Date, no Trustee Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

        See “Additional Information — Quorum and Vote Required” for the required vote necessary for the election of the Trustee Nominees with respect to each Fund.

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        The Board of Trustees of each Fund recommends that the Shareholders vote “FOR” the election of the Trustee Nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Computershare Fund Services, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500, plus out-of-pocket expenses not to exceed $750.

        All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Item 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Item 1. A shareholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.

        In the event that sufficient votes by the shareholders of the Fund in favor of any Item set forth in the Notice of this meeting are not received by September 13, 2005, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Item for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Item. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Quorum and Vote Required

        A quorum consists of a majority of the Common Shares and APS entitled to vote at the Meeting, present in person or by proxy.

        The quorum requirements must be met for holders of Common Shares and APS, each considered separately as a class.

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        Assuming a quorum is present, approval of the election of Trustee Nominees will require the affirmative vote of Shareholders holding at least the percentage of Common Shares and APS indicated below. A “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Election of APS Trustees:	Affirmative vote of the holders of a majority of the APS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class.

Election of Other Trustees:	Affirmative vote of the holders of a majority of the Common Shares and APS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

        If, by the time scheduled for the Meeting, a quorum of Shareholders is not present or if a quorum is present but sufficient votes to allow action on the item are not received from the Shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from Shareholders. Any such adjournment will require the affirmative vote of a majority of the Common Shares and APS, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s Shareholders.

        All Common Shares and APS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the Common Shares and APS will be voted “FOR” the Trustee Nominees.

Other Matters

        Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the Common Shares and APS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        D&T has been selected as the independent registered public accounting firm for the Fund. D&T, in accordance with Independence Standards Board Standard Act No. 1, has confirmed to the Fund’s Audit Committee that they are the independent registered public accounting firm for the Fund.

        The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

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        The first two tables below set forth for the Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to Shareholders and in connection with statutory and regulatory filing or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        The Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for the Fund is December 31.

Fees for audit and non-audit services provided directly to the Fund:

Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees
2004	2003	2004	2003*	2004**	2003**	2004	2003
$25,200	$14,832	$0	$5,778	$5,200	$5,300	$0	$0

*	Primarily related to services including assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

Independent Registered Public Accounting Firm	Audit-Related Fees ($)			Tax Fees ($)		All Other Fees ($)
	2004		2003	2004	2003	2004	2003
D&T	$945,000	*	$0	$0	$0	$0	$0

*	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.

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Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
	2004		2003
D&T	$12,876,555	†	$469,246	†*

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s APS and tax compliance services associated with reviewing the Fund’s tax returns.
*	The aggregate non-audit fees for 2003 relate to affiliated service providers of the Fund’s previous adviser.

        The Audit Committee of the Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of D&T are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from Shareholders.

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Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any shareholder upon request. Such requests should be directed to the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Shareholder Proposals

        If a shareholder of the Fund intends to present a proposal at the 2006 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 2006, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the appropriate Fund by December 1, 2005. The By-Laws of the Fund require advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. The persons named as proxies in the proxy materials for the 2006 Annual Meeting of Shareholders for the Fund may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 13, 2006. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Board of Trustees /s/ BRIAN D. STEWART Secretary of The Massachusetts Health & Education Tax-Exempt Trust

Dated: August 3, 2005

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        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
John M. Loffredo (41)**	President since 2004.	Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1998 to 2000.	39 registered investment companies consisting of 51 portfolios	None

Donald C. Burke (45)**	Vice President/ Treasurer since 2004.	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of Fund Asset Managers Distributors, Inc. since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.	130 registered investment companies consisting of 174 portfolios	None

Theodore R. Jaeckel Jr. (44)**	Vice President since 2004.	Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005; Director of MLIM from 2000-2005; Vice President of MLIM from 1994 to 2000.	8 registered investment companies consisting of 8 portfolios	None

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Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Robert D. Sneedon (51)**	Vice President since 2004.	Director of MLIM since 2005; Vice President of MLIM from 1998 to 2005; Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.	5 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer since 2004.	Chief Compliance Officer of the FAM/MLIM-advised funds since 2004; First Vice President and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; and Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, DC from 1990 to 1995.	131 registered investment companies consisting of 175 portfolios	None

Brian D. Stewart (36)**	Secretary since 2004.	Director of MLIM since 2005; Vice President of MLIM from 2002-2004; Attorney in private practice from 1999-2002.	2 registered investment companies consisting of 2 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of each Fund.

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Exhibit B

AUDIT COMMITTEE CHARTER

        This document serves as the Charter for the Audit Committee of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) advised by Fund Asset Management, L.P., or any affiliated investment adviser (the “investment adviser”). The Board of Trustees of the Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I.	Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Trustee”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

        The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II.	Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	Fund’s compliance with legal and regulatory requirements;

(c)	independent accountants’ qualifications and independence; and

(d)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

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III.	Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Trustees ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

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(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

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(r)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

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IV.	Meetings

        The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Reporting

        The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII.	Amendments

        This Charter may be amended or modified from time to time by vote of the Board.

Dated: June 14, 2005

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EXHIBIT C

CHARTER OF THE NOMINATING COMMITTEE

ORGANIZATION

        The Nominating Committee (the “Committee”) of the Board of Trustees for The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Trustees) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

        The Committee shall identify individuals qualified to serve as Independent Trustees of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

        In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

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•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee may consider nominations for the office of Trustee made by Fund Shareholders or by management in the same manner as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

QUORUM

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF TRUSTEES

        After a determination by the Committee that a person should be nominated as an Independent Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Trustees.

MEETINGS

        The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: September 30, 2004

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COMMON SHARES

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned hereby appoints Jay M. Fife and Brian D. Stewart, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) held of record by the undersigned on July 15, 2005, at the annual meeting of shareholders of the Fund to be held on September 13, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01)	Edward M. Murphy

02)	Frank Nesvet

03)	Walter B. Prince

04)	James M. Storey

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                         , 2005

X__________________________________
Signature

X__________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION
PREFERRED SHARES

THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned hereby appoints Jay M. Fife and Brian D. Stewart, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust (the “Fund”) held of record by the undersigned on July 15, 2005, at the annual meeting of shareholders of the Fund to be held on September 13, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01)	Edward M. Murphy

02)	Frank Nesvet

03)	Walter B. Prince

04)	James M. Storey

05)	James F. Carlin, III

06)	Thomas H. Green, III

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                        , 2005

X__________________________________
Signature

X__________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.